Exhibit 10.1

3039 E CORNWALLIS RD
RESEARCH TRIANGLE PARK NC 27709-2195
June 9, 2017

Mr. Mike Harrison
Brocade Communications Systems, Inc.
130 Holger Way
San Jose, CA 95134-1376

Subject: Amendment 52 to SOW #1 of the IBM/Brocade Goods Agreement ROC-P-68

This letter (the “Amendment”) serves as Amendment Number 52 to SOW #1, including all amendments thereto (“SOW#1”) of the Goods Agreement ROC-P-68 (the “Agreement”), which the parties hereto do mutually agree to amend as follows

1.	The effective date of this Amendment is June 9, 2017 (the “Effective Date”).

2.	Delete Section 10, Communications Coordinators, in its entirety and replace with the following Section 10, Communications Coordinators.
10.    COMMUNICATIONS COORDINATORS
All communications between the parties will be carried out through the following designated coordinators.

BUSINESS COORDINATORS
FOR SUPPLIER		FOR BUYER
Name	[***]	Name	[***]
Address	130 Holger Way San Jose, CA 95134	Address	3039 E. Cornwallis Rd. P.O. Box 12195 Research Triangle Park, NC 27709-2195
Phone	[***]	Phone	[***]
Email	[***]	Email	[***]

TECHNICAL COORDINATORS
FOR SUPPLIER		FOR BUYER
Name	[***]	Name	[***]
Address	130 Holger Way San Jose, CA 95134	Address	650 Harry Road Almaden Research Center San Jose, CA 95120-6099
Phone	[***]	Phone	[***]
Email	[***]	Email	[***]

PRICING NOTICES
FOR SUPPLIER	Authorized Representative	FOR BUYER	Authorized Representative
Name	[***]	Name	[***]
Address	130 Holger Way San Jose, CA 95134	Address	3039 E. Cornwallis Rd. P.O. Box 12195 Research Triangle Park, NC 27709-2195
Phone	[***]	Phone	[***]
Email	[***]	Email	[***]
All legal notices will be sent to the following addresses and will be deemed received (a) two (2) days after mailing if sent by certified mail, return receipt requested or (b) on the date confirmation is received if sent by facsimile to the party set forth below:

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.1

LEGAL NOTICES
FOR SUPPLIER		FOR BUYER
Name	General Counsel Legal Department	Name	[***]
Address	130 Holger Way San Jose, CA 95134	Address	4205 S. Miami Blvd. Durham, NC 27703-9141
Phone	[***]	Phone	[***]
Fax	[***]	Email	[***]

3.	Schedule 1 to Exhibit A, of the SOW#1 is hereby deleted and replaced with Schedule 1 to Exhibit A, dated June 9, 2017 and attached hereto.

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Accepted and Agreed To:			Accepted and Agreed To:
International Business Machines Corporation			Brocade Communications Systems, Inc.

By:	/s/ David Lake	6/13/17	By:	/s/ Harry Ault	6/12/17
Authorized Signature		Date	Authorized Signature		Date

David Lake			Harry Ault
Type or Print Name			Type or Print Name

Procurement GCM (NIC)			VP, Global Partners
Title & Organization			Title & Organization
Address:			Address:	130 Holger Way San Jose, California 95134-1376

Accepted and Agreed To:
Brocade Communications Switzerland, SarL
			/s/ Pierre Mattenberger		June 13, 2017
			Authorized Signature		Date
Pierre Mattenberger
Type or Print Name
Director
Title & Organization

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW1) - AMENDMENT 52
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
TABLE 1: Parts through Gen 5
Date: JUNE 9, 2017 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM P/N	Description	TOTAL UNIT PRICE	Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [***] Months (included in unit price of product)	Out of Warranty Pricing
1Gbit/sec Switch Products and Software
SW2400 & SW2800 (Refer to End of Life Products)
	IB-200008-05		[***]	[***]	[***]
2Gbit/sec Switch Products and Software (Refer to END OF LIFE section for EOL part numbers)
SW3200
	IB-3200-MSB-03		[***]	[***]	[***]
	IB-3200SEC-01		[***]	[***]	[***]
	IB-3200TPM-03		[***]	[***]	[***]
	IB-3200TRK-01		[***]	[***]	[***]
SW3800
	IB-3800SEC-01		[***]	[***]	[***]
	IB-3800TPM-03		[***]	[***]	[***]
	IB-3800TRK-01		[***]	[***]	[***]
SW325x & SW385x
	IB-3250EXF-01		[***]	[***]	[***]
	IB-3250MSB-01		[***]	[***]	[***]
	IB-3250RSW-01		[***]	[***]	[***]
	IB-3250SEC-01-M		[***]	[***]	[***]	[***]
	IB-3250TPM-01		[***]	[***]	[***]
	IB-3850EXF-01		[***]	[***]	[***]
	IB-3850FTF-01	FC 7820	[***]	[***]	[***]
	IB-3850RSW-01		[***]	[***]	[***]
	IB-3850SEC-01-M		[***]	[***]	[***]	[***]
	IB-3850TPM-01	FC 7821	[***]	[***]	[***]
4Gbit/sec Switch Products and Software (Refer to END OF LIFE Section for EOL part numbers)
SW210E
	IB-SMED4POD-01	FC 7515	[***]	[***]	[***]
SW4100
	IB-MIDR16T24-01	FC 7510 FC 7514	[***]	[***]	[***]
	IB-MIDR16T32-01	FC 7512	[***]	[***]	[***]
	IB-MIDR16T32-02	FC 7513	[***]	[***]	[***]
	IB-MIDR24T32-01	FC 7511	[***]	[***]	[***]
	IB-MIDRTPM-01	FC 7555 FC 7575	[***]	[***]	[***]
BROCADE 7500E
	IB-MIDRTPM-01	FC 7575	[***]	[***]	[***]
	IB-7500FIA-01-M	FC 7538	[***]	[***]	[***]	[***]
	IB-7500EUG-01-M	FC 7537	[***]	[***]	[***]	[***]
8Gbit/sec Switch Products and Software (Refer to END OF LIFE Section for EOL part numbers)
BROCADE 300
	IB-320-0008-M Jul 21, 2016 = IB-320-B-0008-M	2498-B24 Jul 14, 2015 = 2498-B24 + FC 2825	[***]	[***]	[***]	[***]		[***]
BROCADE 300 FRU's
	XIB-320-0000 Jan 25, 2016 = XIB-320-B-0000		[***]	[***]	[***]			[***]

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW1) - AMENDMENT 52
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
TABLE 1: Parts through Gen 5
Date: JUNE 9, 2017 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM P/N	Description	TOTAL UNIT PRICE	Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [***] Months (included in unit price of product)	Out of Warranty Pricing
BROCADE 300 SOFTWARE ORDERABLES
	IB-SMEDEBI1-01 Dec 3, 2013 = IB-SMEDEBl1-02	FC 7201 Dec 3, 2013 = 7215	[***]	[***]	[***]
	IB-SMEDEPT-01	FC 7208	[***]	[***]	[***]
	IB-SMEDEXF-10	FC 7203	[***]	[***]	[***]
	IB-SMEDFWH-10	FC 7202	[***]	[***]	[***]
	IB-SMEDPRF-01	FC 7204	[***]	[***]	[***]
	IB-SMEDTRK8-01	FC 7205	[***]	[***]	[***]
	IB-SMEDEGM-01		[***]	[***]	[***]
	IB-SMEDAN-01	FC 7206	[***]	[***]	[***]
	IB-SMEDPOD-01	FC 7200	[***]	[***]	[***]
	IB-SMEDPOD8-01	N/A Jul 14, 2015 = FC 7249	[***]	[***]	[***]
	IB-SMEDSAO-01	FC 7210	[***]	[***]	[***]
BROCADE 5100
	IB-5120-0000-M	2498-B40	[***]	[***]	[***]	[***]		[***]
	IB-5120-1000-M	249840E	[***]	[***]	[***]	[***]		[***]
BROCADE 5100 FRU's
	XIB-5100-0001		[***]	[***]	[***]
	XIB-000147		[***]	[***]	[***]
	XIB-000139		[***]	[***]	[***]
	XIB-000144		[***]	[***]	[***]
	XIB-000146		[***]	[***]	[***]
	XIB-000142		[***]	[***]	[***]
BROCADE 5100 SOFTWARE ORDERABLES
	IB-MIDREBIB-01	FC 7401	[***]	[***]	[***]
	IB-3900EXF-20	FC 7403	[***]	[***]	[***]
	IB-3900PRF-20	FC 7404	[***]	[***]	[***]
	IB-3900TRK-20	FC 7405	[***]	[***]	[***]
	IB-MIDRAN-01	FC 7406	[***]	[***]	[***]
	IB-MIDRIR-01-M	FC 7407	[***]	[***]	[***]	[***]
	IB-MIDRCUP-20-M	FC 7409	[***]	[***]	[***]	[***]
	IB-MIDRPOD-01	FC 7400	[***]	[***]	[***]
	IB-MIDRPOD8-01		[***]	[***]	[***]
	IB-MIDRPOD4-10		[***]	[***]	[***]
	IB-MIDRPOD8-10		[***]	[***]	[***]
	IB-MIDRSAO-01	FC 7410	[***]	[***]	[***]
BROCADE 5300 (Refer to End of Life Products)
BROCADE 5300 SOFTWARE ORDERABLES
	IB-MENTEBIB-01	[***]	[***]	[***]	[***]
	IB-MENTEXF-20	[***]	[***]	[***]	[***]
	IB-MENTPRF-20	[***]	[***]	[***]	[***]
	IB-MENTTRK-20	[***]	[***]	[***]	[***]
	IB-MENTAN-01	[***]	[***]	[***]	[***]
	IB-MENTIR-01-M	[***]	[***]	[***]	[***]	[***]
	IB-MENTCUP-20-M	[***]	[***]	[***]	[***]	[***]

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW1) - AMENDMENT 52
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
TABLE 1: Parts through Gen 5
Date: JUNE 9, 2017 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM P/N	Description	TOTAL UNIT PRICE	Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [***] Months (included in unit price of product)	Out of Warranty Pricing
	IB-MENTPOD-01		[***]	[***]	[***]
	IB-MENTPOD8-01		[***]	[***]	[***]
	IB-MENTPOD4-10		[***]	[***]	[***]
	IB-MENTPOD8-10		[***]	[***]	[***]
	IB-MENTSAO-01	[***]	[***]	[***]	[***]
FCoE Switch Products and Software (Refer to END OF LIFE Section for EOL part numbers)
BROCADE 8000
BROCADE 8000 - MAINTENANCE RENEWALS
	SVC-UPGRADE	N/A	[***]	[***]	[***]
	SVC-UPGRADE	N/A	[***]	[***]	[***]
BROCADE 8000 (CEE Only)
BROCADE 8000 - MAINTENANCE RENEWALS
	SVC-UPGRADE	FC 7714	[***]	[***]	[***]
	SVC-UPGRADE	FC 7715	[***]	[***]	[***]
BROCADE 8000 - ACCESSORIES
	IB-R000162	N/A	[***]	[***]	[***]
	IB-000165	FC 5910	[***]	[***]	[***]
	IB-DCX-0131	FC 5999	[***]	[***]	[***]
BROCADE 8000 FRU's
	XIB-R000162	N/A	[***]	[***]	[***]
	XIB-000165	N/A	[***]	[***]	[***]
	XIB-DCX-0131	N/A	[***]	[***]	[***]
BROCADE 8000 SOFTWARE ORDERABLES
(NOTE: Using 2 p/n's already released with Brocade 5100)
EXTENSION PRODUCTS
BROCADE 7800 Extension Switch
	IB-7800-0001-W-U Jul 21, 2016 = IB-7800-B-0001-W-U	[***]	[***]	[***]	[***]		[***]	[***]
	IB-7800-1001-W-U Jul 21, 2016 = IB-7800-B-1001-W-U	[***]	[***]	[***]	[***]		[***]	[***]
BROCADE 7800 MAINTENANCE RENEWALS
	SVC-UPGRADE	[***]	[***]	[***]	[***]
	SVC-UPGRADE	[***]	[***]	[***]	[***]
BROCADE 7800 FRU's
	XIB-7800-0000 Dec 14, 2015 = XIB-7800-B-0000	[***]	[***]	[***]	[***]			[***]
BROCADE 7800 SOFTWARE ORDERABLES
	IB-EXTSAEX-01-M	FC 7733	[***]	[***]	[***]	[***]
	IB-EXTSIR-01-M	FC 7739	[***]	[***]	[***]	[***]
	IB-EXTSEB-01 Dec 3, 2013 = IB-EXTSEB1-02	FC 7731 Dec 3, 2013 = FC 7730	[***]	[***]	[***]
	IB-EXTSTRK-01	FC 7735	[***]	[***]	[***]
	IB-EXTSAN-01	FC 7736	[***]	[***]	[***]
	IB-EXTSFWH-01	FC 7740	[***]	[***]	[***]
	IB-EXTSPRF-01	FC 7734	[***]	[***]	[***]
	IB-EXTSSAO-01	FC 7741	[***]	[***]	[***]

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW1) - AMENDMENT 52
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
TABLE 1: Parts through Gen 5
Date: JUNE 9, 2017 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM P/N	Description	TOTAL UNIT PRICE	Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [***] Months (included in unit price of product)	Out of Warranty Pricing
	IB-EXTSCUP-01-M	FC 7737	[***]	[***]	[***]	[***]
	IB-EXTSEXF-01	FC 7742	[***]	[***]	[***]
	IB-7800UG-0001-M	FC 7732 Jul 14, 2015 = FC 7743	[***]	[***]	[***]	[***]
BROCADE 7840 Extension Switch
	IB-7840-0001-W-U Jul 21, 2016 = IB-7840-B-0001-W-U	2498-R42 Jul 14, 2015 = 2498-R42 + FC 2642	00MA670 Jul 21, 2016 = 00MA791	[***]	[***]	[***]	[***]	[***]
	IB-7840-0002-W-U Jul 21, 2016 = IB-7840-B-0002-W-U	2498-R42 Jul 14, 2015 = 2498-R42 + FC 2842	00MA669 Jul 21, 2016 = 00MA792	[***]	[***]	[***]	[***]	[***]
BROCADE 7840 ACCESSORIES
	IB-R000294	5,912	00MA686	[***]	[***]			[***]
BROCADE 7840 FRU's
	XIB-7840-0000 Feb 12, 2016 = XIB-7840-B-0000	N/A	00MA710 Feb 12, 2016 = 00MA793	[***]	[***]			[***]
	XIB-R000294	N/A	00MA711	[***]	[***]
	XIB-R000296	N/A	00MA709	[***]	[***]
BROCADE 7840 MAINTENANCE RENEWALS
	SVC-UPGRADE	7,724	00MA704	[***]	[***]
	SVC-UPGRADE	7,725	00MA707	[***]	[***]
BROCADE 7840 SOFTWARE ORDERABLES
	IB-LEXTSAFI-01-M	7,417	00MA700	[***]	[***]	[***]	[***]
	IB-LEXTSUG1-01-M	7,418	00MA692	[***]	[***]	[***]	[***]
	IB-LEXTSUG2-01-M	7,419	00MA696	[***]	[***]	[***]	[***]
ENCRYPTION PRODUCTS
BROCADE ENCRYPTION SWITCH (IBM 2498-E32) (Refer to End of Life Products)
BROCADE ENCRYPTION SWITCH (IBM 2498-E32) MAINTENANCE RENEWALS
	SVC-UPGRADE	FC 7718	45W8596	[***]	[***]
	SVC-UPGRADE	FC 7719	45W8599	[***]	[***]
BROCADE ENCRYPTION PRODUCTS - SOFTWARE ORDERABLES
	IB-ENCPRF48-01	FC 7895	45W8626	[***]	[***]
	IB-ENCPRF32-01	FC 7815	45W8593	[***]	[***]
	IB-MENTEBIB-04	FC7818	98Y5715	[***]	[***]

MULTI-PROTOCOL ROUTER (Refer to END OF LIFE Section for EOL part numbers)
SW7420
	IB-7420FCIP-01	FC 7904	22R3724	[***]	[***]
	IB-7420FCR-01	FC 7903	22R3722	[***]	[***]
	IB-7420FCCR-01	FC 7905	22R3783	[***]	[***]

DIRECTOR PRODUCTS AND SOFTWARE (Refer to END OF LIFE Section for EOL part numbers)
SW12000
	XIB-12000-0104 XIB-12000-R0104		18P5037 23R0580	[***]	[***]			[***]
	XIB-12000-0106 XIB-12000-R0106		18P5133	[***]	[***]

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW1) - AMENDMENT 52
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
TABLE 1: Parts through Gen 5
Date: JUNE 9, 2017 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM P/N	Description	TOTAL UNIT PRICE	Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [***] Months (included in unit price of product)	Out of Warranty Pricing
	XIB-12000-0107 XIB-12000-R0107		18P5134	[***]	[***]
	XIB-12000-0108 XIB-12000-R0108		18P5135	[***]	[***]
	XIB-12000-0109 XIB-12000-R0109		18P5136	[***]	[***]
	XIB-12000-0110 XIB-12000-R0110		18P5137	[***]	[***]
BROCADE DCX (DATA CENTER BACKBONE) (Refer to End of Life Products)
	IB-DCX-0104 Jul 21, 2016 = IB-DCX-B-0104	FC 7880	21R9967 Nov 1, 2012 = 98Y1753 Apr 1, 2013 = 98Y4376 Jul 21, 2016 = 00MA778	[***]	[***]
DCX BLADE - BUNDLED WITH SFP'S (Refer to End of Life Products)
DCX - SOFTWARE ORDERABLES (Refer to End of Life Products)
	IB-DCXCUP-01-M	FC 7886	17P9955	[***]	[***]	[***]
	IB-DCXFCI-01-M	FC 7887	21R9956	[***]	[***]	[***]
	IB-DCXFIA-01-M	FC 7888	21R9958	[***]	[***]	[***]
	IB-DCXIR-01-M	FC 7889	45W0268	[***]	[***]	[***]
DCX - FRU's
	XIB-DCX-0103 Sep 30, 2015 = XIB-DCX-B-0103		17P9869 Nov 1, 2012 = 98Y3212 Sep 30, 2015 = 00MA801	[***]	[***]			[***]
	XIB-DCX-0105		17P9865	[***]	[***]
	XIB-DCX-0111		17P9868	[***]	[***]
	XIB-DCX-0104 Sep 30, 2015 = XIB-DCX-B-0104		17P9861 Nov 1, 2012 = 98Y1762 Mar 1, 2013 = 98Y4373 Sep 30, 2015 = 00MA779	[***]	[***]
	XIB-DCX-0120		17P9859	[***]	[***]
	XIB-DCX-0123		17P9862	[***]	[***]
	XIB-DCX-0124 Oct 30, 2015 = XIB-DCX-B-0124		17P9863 Oct 30, 2015 = 00MA780	[***]	[***]
	XIB-DCX-0122 Oct 30,2015 = XIB-DCX-B-0122		17P9860 Dec 20, 2011 = 98Y2223 Oct 30, 2015 = 00MA771	[***]	[***]
	XIB-DCX-0128		17P9858	[***]	[***]
	XIB-DCX-0130		17P9864	[***]	[***]
	XIB-48000-R0129		17P9985	[***]	[***]
	XIB-DCX-0151		17P9984	[***]	[***]
BROCADE DCX-4S (Refer to End of Life Products)
BROCADE DCX-4S MAINTENANCE RENEWALS
	SVC-UPGRADE	FC 7712	45W5337	[***]	[***]
	SVC-UPGRADE	FC 7713	45W5340	[***]	[***]
BROCADE DCX-4S - ACCESSORIES
	IB-DCX4S-0120		45W3293	[***]	[***]

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW1) - AMENDMENT 52
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
TABLE 1: Parts through Gen 5
Date: JUNE 9, 2017 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM P/N	Description	TOTAL UNIT PRICE	Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [***] Months (included in unit price of product)	Out of Warranty Pricing
	IB-DCX4S-0126		45W3294	[***]	[***]
BROCADE DCX-4S - FRU's
	XIB-DCX4S-0105	N/A	45W2069	[***]	[***]
	XIB-DCX4S-0123	N/A	45W2074	[***]	[***]
	XIB-DCX4S-0124 Oct 30, 2015 = XIB-DCX4S-B-0124	N/A	45W2075 Oct 30, 2015 = 00MA781	[***]	[***]			$140
	XIB-DCX4S-0128	NA	45W2071	[***]	[***]
	XIB-DCX4S-0121	N/A	45W2244	[***]	[***]
	XIB-DCX4S-0111	N/A	45W2245	[***]	[***]
	XIB-DCX4S-0120	N/A	45W2072	[***]	[***]
	XIB-DCX4S-0126	N/A	45W2073	[***]	[***]
BROCADE DCX-4S - SOFTWARE ORDERABLES
	IB-DCX4SCUP-01-M	FC 7884	45W2243	[***]	[***]	[***]
	IB-DCX4SIR-01-M	FC 7890	45W0260	[***]	[***]	[***]
	IB-DCX4SICL-01	FC 7883	45W2051	[***]	[***]
BROCADE FX8-24 DCX EXTENSION BLADE
	IB-FX824-1001-M Jul 21, 2016 = IB-FX824-B-1001-M	FC 3891	98Y4368 Jul 21, 2016 = 00MA776	[***]	[***]	[***]		[***]
BROCADE FX8-24 DCX EXTENSION BLADE - FRU's
	XIB-FX824-1001 Dec 30, 2015 = XIB-FX824-B-1001	N/A	98Y4369 Dec 30, 2015 = 00MA784	[***]	[***]			[***]
BROCADE FX8-24 DCX EXTENSION BLADE - SOFTWARE ORDERABLES
	IB-DCXAFI-01-M	FC 7893	45W5454	[***]	[***]	[***]
	IB-DCXAEX-01-M	FC 7891	45W5448	[***]	[***]	[***]
	IB-DCX10GE-01-M	FC 7892	45W5451	[***]	[***]	[***]
GEN 5 - SWITCHES
BROCADE 6505 Switch (IBM 2498-F24G / 249824G / 2498-X24)
	IB-6505-12-16G-0R1-W-U	2498-X24 Jul 14, 2015 = 2498-X24 + FC 2624	00MA739	[***]	[***]		[***]	[***]
	IB-6505-12-8G-0R1-W-U	2498-X24 Jul 14, 2015 = 2498-X24 + FC 2824	00MA740	[***]	[***]		[***]	[***]
BROCADE 6505 Switch (IBM 2498-F24 / 249824G / 2498-X24) ACCESSORIES
	IB-5100-0001	FC 5998	98Y2191	[***]	[***]
BROCADE 6505 Switch (IBM 2498-F24 / 249824G / 2498-X24) FRU'S
	XIB-6505-12-2000-0R	2498-X24	00MA735	[***]	[***]		[***]	[***]
BROCADE 6505 Switch (IBM 2498-F24 / 249824G / 2498-X24) MAINTENANCE RENEWALS
	SVC-UPGRADE	FC 7722	98Y2205	[***]	[***]
	SVC-UPGRADE	FC 7723	98Y2209	[***]	[***]
BROCADE 6505 Switch (IBM 2498-F24 / 249824G / 2498-X24) SOFTWARE ORDERABLES
	IB-SMED12POD-8G	N/A Jul 14, 2015 = FC 7248	98Y2340	[***]	[***]
	IB-SMED12POD-16G	N/A Jul 14, 2015 = FC 7246	98Y2341	[***]	[***]
	IB-SMEDEBIB3-02	FC 7216	98Y5507	[***]	[***]

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW1) - AMENDMENT 52
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
TABLE 1: Parts through Gen 5
Date: JUNE 9, 2017 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM P/N	Description	TOTAL UNIT PRICE	Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [***] Months (included in unit price of product)	Out of Warranty Pricing
BROCADE 6510 Switch (IBM 2498-F48)
	IB-6510-24-16G-R-W-U	N/A Jul 14, 2015 = FC 2648	99Y0303	[***]	[***]		[***]	[***]
	IB-6510-24-8G-R-W-U	N/A Jul 14, 2015 = FC 2848	99Y0304	[***]	[***]		[***]	[***]
	IB-6510-24-16G-10KM-R-W-U	FC 2658	01AD441	[***]	[***]		[***]	[***]
	XIB-6510-24-0000-R	N/A	99Y0283 Oct 1, 2012 = 98Y1764	[***]	[***]			[***]
BROCADE 6510 Switch (IBM 2498-F48) MAINTENANCE RENEWALS
	SVC-UPGRADE	FC 7720	99Y0313	[***]	[***]
	SVC-UPGRADE	FC 7721	99Y0316	[***]	[***]
BROCADE 6510 Switch (IBM 2498-F48) / 6505 Switch (IBM 2498-F24) ACCESSORIES & FRU's
	IB-R000291	N/A	99Y0295	[***]	[***]
	IB-R000292	FC 5911	99Y0324	[***]	[***]
	XIB-R000291	N/A	99Y0319	[***]	[***]
	XIB-R000292	N/A	99Y0325	[***]	[***]
BROCADE 6510 Switch (IBM 2498-F48) SOFTWARE ORDERABLES
	IB-MIDR10G-01-M	FC 7413	99Y0310	[***]	[***]	[***]
	IB-MIDR12POD-8G	N/A Jul 14, 2015 = FC 7488	99Y0306	[***]	[***]
	IB-MIDR12POD-16G	N/A Jul 14, 2015 = FC 7486	99Y0305	[***]	[***]
	IB-MIDR12POD-16G-10KM	FC 7489	01AD445	[***]	[***]
	Added Oct 30, 2012 to Brocade 6510/IBM 2498-F48: IB-MIDRCUP-20-M	FC 7409	45W0269	[***]	[***]
	IB-MIDREBIB2-02	FC 7416	98Y5514	[***]	[***]
BROCADE 6520 Switch (IBM 2498-F96 and IBM 2498-N96)
	IB-6520-48-16G-R-W-U	N/A Jul 14, 2015 = FC 2696	98Y4146	[***]	[***]		[***]	[***]
	IB-6520-48-8G-R-W-U	N/A Jul 14, 2015 = FC 2896	98Y4147	[***]	[***]		[***]	[***]
	IB-6520-48-16G-F-W-U	N/A Jul 14, 2015 = FC 2697	98Y4505	[***]	[***]		[***]	[***]
	IB-6520-48-8G-F-W-U	N/A Jul 14, 2015 = FC 2897	98Y4506	[***]	[***]		[***]	[***]
	IB-R000162	N/A	98Y1845	[***]	[***]
BROCADE 6520 Switch (IBM 2498-F96 and IBM 2498-F96) FRU's
	XIB-6520-48-0000-R	N/A	98Y4145	[***]	[***]			[***]
	XIB-6520-48-0000-F	N/A	98Y4508	[***]	[***]			[***]
	XIB-R000162	N/A	98Y1870	[***]	[***]
	XIB-FAN-80-R	N/A	98Y1859	[***]	[***]
	XIB-FAN-80-F	N/A	98Y4234	[***]	[***]
	XIB-1100WPSAC-R	N/A	98Y4235	[***]	[***]
	XIB-1100WPSAC-F	N/A	98Y4509	[***]	[***]

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW1) - AMENDMENT 52
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
TABLE 1: Parts through Gen 5
Date: JUNE 9, 2017 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM P/N	Description	TOTAL UNIT PRICE	Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [***] Months (included in unit price of product)	Out of Warranty Pricing
BROCADE 6520 Switch (IBM 2498-F96 and IBM 2498-N96) MAINTENANCE RENEWALS
	SVC-UPGRADE	FC 7726	98Y4140	[***]	[***]
	SVC-UPGRADE	FC 7727	98Y4143	[***]	[***]
BROCADE 6520 Switch (IBM 2498-F96 and IBM 2498-N96) SOFTWARE ORDERABLES
	IB-MENTFWH-01	FC 7802	98Y4230	[***]	[***]
	IB-MENTEB4-02	FC 7816	98Y5517	[***]	[***]
	IB-MENT10G-01-M	FC 7813	98Y4133	[***]	[***]	[***]
	IB-ENTPOD-8G	N/A Jul 14, 2015 = FC 7968	98Y4149	[***]	[***]
	IB-ENTPOD-16G	N/A Jul 14, 2015 = FC 7966	98Y4148	[***]	[***]

GEN 5 - DIRECTORS
BLADES & ACCESSORIES FOR SAN384B-2 (2499-416) AND SAN768B-2 (2499-816) (Refer to End of Life Products)
	IB-DCX8510-0102 Jul 21, 2016 = IB-DCX8510-B-0102	FC 3632 Jul 14, 2015 = FC3034	99Y0347 Jul 21, 2016 = 00MA775	[***]	[***]			[***]
	IB-DCX8510-0148 Jul 21, 2016 = IB-DCX8510-B-0148	FC 3648 Jul 14, 2015 = FC 3035	99Y0350 Jul 21, 2016 = 00MA777	[***]	[***]			[***]
	IB-DCX8510-2102 Jul 21, 2016 = IB-DCX8510-B-2102	Jul 14, 2015 = FC 3634	99Y0365 Jul 21, 2016 = 00MA786	[***]	[***]			[***]
	IB-DCX8510-2148 Jul 21, 2016 = IB-DCX8510-B-2148	N/A Jul 14, 2015 = FC 3636	99Y0366 Jul 21, 2016 = 00MA787	[***]	[***]			[***]
	IB-DCX8510-5102 Jul 21, 2016 = IB-DCX8510-B-5102	N/A Jul 14, 2015 = FC 3635	99Y0367 Jul 21, 2016 = 00MA794	[***]	[***]			[***]
	IB-DCX8510-5148 Jul 21, 2016 = IB-DCX8510-B-5148	N/A Jul 14, 2015 = FC 3637	99Y0368 Jul 21, 2016 = 00MA796	[***]	[***]			[***]
	IB-DCX8510-2164	3664	00MA716	[***]	[***]			[***]
ACCESSORIES & FRU's
	IB-000195	FC 7230	17P9965	[***]	[***]
	XIB-000195	N/A	45W5468	[***]	[***]
	IB-8510ICLKIT2KM-01-M	FC 7875	00MA809	[***]	[***]	[***]
BLADE FRU'S (Refer to End of Life Products)
	XIB-DCX8510-0102 Sep 30, 2015 = XIB-DCX8510-B-0102	N/A	99Y0370 Sep 30, 2015 = 00MA772	[***]	[***]			[***]
	XIB-DCX8510-0148 Sep 30, 2015 = XIB-DCX8510-B-0148	N/A	99Y0371 Sep 30, 2015 = 00MA773	[***]	[***]			[***]
	XIB-DCX8514-0106 Sep 30, 2015 = XIB-DCX8514-B-0106	N/A	99Y0374 Nov 1, 2012 = 98Y1766 Sep 30, 2015 = 00MA795	[***]	[***]			[***]
	XIB-DCX8518-0106 Sep 30, 2015 = XIB-DCX8518-B-0106	N/A	99Y0441 Sep 30, 2015 = 00MA774	[***]	[***]			[***]
	XIB-DCX8510-0164	N/A	00MA717	[***]	[***]			[***]
SOFTWARE ORDERABLES:
	IB-DCX4ENTICL-01-M	FC 7872	98Y2306	[***]	[***]	[***]

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW1) - AMENDMENT 52
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
TABLE 1: Parts through Gen 5
Date: JUNE 9, 2017 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM P/N	Description	TOTAL UNIT PRICE	Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [***] Months (included in unit price of product)	Out of Warranty Pricing
	IB-DCX8ENTICL-01-M	FC 7873	98Y2260	[***]	[***]	[***]
	IB-8510ICLKIT-01-M	FC 7874	98Y4362	[***]	[***]	[***]
	IB-MENTFV-01	FC 7819	98Y5520	[***]	[***]
	IB-SMEDFV-01	FC 7219	98Y5499	[***]	[***]
	IB-EXTSFV-01	FC 7729	98Y5523	[***]	[***]
IBM SYSTEM STORAGE SAN384B-2 (2499-416)
	IB-DCX8514-0002-W-U Jul 21, 2016 = IB-DCX8514-B-0002-W-U	2499-416	99Y0335 Nov 1, 2012 = 98Y1756 Jul 21, 2016 = 00MA799	[***]	[***]		[***]	[***]
IBM 2499-416 MAINTENANCE RENEWALS
	SVC-UPGRADE	FC 7714	99Y0353	[***]	[***]
	SVC-UPGRADE	FC 7715	99Y0356	[***]	[***]
IBM 2499-416 FRU'S
	XIB-DCX8514-0010 Oct 30, 2015 = XIB-DCX8514-B-0010	N/A	99Y0372 Nov 1, 2012 = 98Y1765 Oct 30, 2015 = 00MA798	[***]	[***]			[***]
IBM SYSTEM STORAGE SAN768B-2 (2499-816)
	IB-DCX8518-0001-W-U Jul 21, 2016 = IB-DCX8518-B-0001-W-U	2499-816	99Y0380 Nov 1, 2012 = 98Y1759 Jul 21, 2016 = 00MA797	[***]	[***]		[***]	[***]
IBM 2499-816 MAINTENANCE RENEWALS
	SVC-UPGRADE	FC 7710	99Y0387	[***]	[***]
	SVC-UPGRADE	FC 7711	99Y0390	[***]	[***]
IBM 2499-816 FRU'S
	XIB-DCX8518-0010 Oct 30, 2015 = XIB-DCX8518-B-0010	N/A	99Y0439 Nov 1, 2012 = 98Y1767 Oct 30, 2015 = 00MA800	[***]	[***]			[***]

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW1) - AMENDMENT 52
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
TABLE 2: GEN 6+ Products
Date: JUNE 9, 2017 FINAL

	Supplier Part Number	Buyer Part Number				- M
Model	Brocade P/N	IBM Feature Code	IBM P/N	Description	TOTAL UNIT PRICE	Software Maintenance 5 years (included in Total Unit Price)	Out of Warranty Pricing
GEN 6 Switch Products and Software
BROCADE G610 (IBM Storage Networking SAN24B-6)
8960-F24	IB-G610-8-0-M	[***]	[***]	[***]	[***]	[***]	[***]
8960-F24	IB-G610-8-16G-0-M	[***]	[***]	[***]	[***]	[***]	[***]
8960-F24	IB-G610-24-16G-1-M	[***]	[***]	[***]	[***]	[***]	[***]
FRUs - SWITCH
	XIB-G610-8	[***]	[***]	[***]	[***]	[***]	[***]
OPTIONS & FRUs
	IB-G6MIDR16QFLEX-32G-1	[***]	[***]	[***]	[***]	[***]	[***]
	IB-SMED8PTPOD-16G	[***]	[***]	[***]	[***]	[***]	[***]
SOFTWARE ORDERABLES
	IB-SMED8PTPOD-01	[***]	[***]	[***]	[***]	[***]	[***]
	IB-SMEDEB4-01	[***]	[***]	[***]	[***]	[***]	[***]
BROCADE G620 (IBM 8960-N64 and IBM 8960-F64)
8960-N64	IB-G620-24-32G-F-M	[***]	[***]	[***]	[***]	[***]	[***]
8960-F64	IB-G620-24-32G-R-M	[***]	[***]	[***]	[***]	[***]	[***]
8960-N64	IB-G620-24-F-M	[***]	[***]	[***]	[***]	[***]	[***]
8960-F64	IB-G620-24-R-M	[***]	[***]	[***]	[***]	[***]	[***]
8960-F64	IB-G620-24-32GLWL-R-M	[***]	[***]	[***]	[***]	[***]	[***]
8960-N64	IB-G620-48-32G-F-M	[***]	[***]	[***]	[***]	[***]	[***]
8960-F64	IB-G620-48-32G-R-M	[***]	[***]	[***]	[***]	[***]	[***]
	IB-G6MIDR12PTPOD-32G	[***]	[***]	[***]	[***]	[***]	[***]
	IB-G6MIDR16QFLEX-32G	[***]	[***]	[***]	[***]	[***]	[***]
FRUs - SWITCH
8960-N64	XIB-G620-24-F	[***]	[***]	[***]	[***]	[***]	[***]
8960-F64	XIB-G620-24-R	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-G620-48-F	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-G620-48-R	[***]	[***]	[***]	[***]	[***]	[***]
OPTIONS & FRUs
	IB-USB-4GB	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-USB-4GB	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-G250WPSAC-F	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-G250WPSAC-R	[***]	[***]	[***]	[***]	[***]	[***]
SOFTWARE ORDERABLES
	IB-MIDREB5-01	[***]	[***]	[***]	[***]	[***]	[***]
	IB-MIDRMFEB-01-M	[***]	[***]	[***]	[***]	[***]	[***]
	IB-MIDR12PTPOD-01	[***]	[***]	[***]	[***]	[***]	[***]
	IB-MIDR16QFLEX-01	[***]	[***]	[***]	[***]	[***]	[***]
GEN 6 Director Products and Software
BROCADE X6-4 (IBM 8961-F04)
8961-F04	IB-X64-0002-M	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-X64-0010	[***]	[***]	[***]	[***]	[***]	[***]
BROCADE X6-8 (IBM 8961-F08)
8961-F08	IB-X68-0002-M	[***]	[***]	[***]	[***]	[***]	[***]

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW1) - AMENDMENT 52
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
TABLE 2: GEN 6+ Products
Date: JUNE 9, 2017 FINAL

	Supplier Part Number	Buyer Part Number				- M
Model	Brocade P/N	IBM Feature Code	IBM P/N	Description	TOTAL UNIT PRICE	Software Maintenance 5 years (included in Total Unit Price)	Out of Warranty Pricing
	XIB-X68-0010	[***]	[***]	[***]	[***]	[***]	[***]
BLADES (X6-4 and X6-8 / 8961-F04 and 8961-F08)
	IB-SX6-0001-M	[***]	[***]	[***]	[***]	[***]	[***]
	IB-SX6-0002-M	[***]	[***]	[***]	[***]	[***]	[***]
	IB-X6-0148	[***]	[***]	[***]	[***]	[***]	[***]
	IB-X6-2148	[***]	[***]	[***]	[***]	[***]	[***]
	IB-X6-5148	[***]	[***]	[***]	[***]	[***]	[***]
OPTIONS (X6-4 and X6-8 / 8961-F04 and 8961-F08)
	IB-USB-4GB	[***]	[***]	[***]	[***]
	IB-X6-RACNPEPSU-0104	[***]	[***]	[***]	[***]	[***]	[***]
	IB-X6-RACNPIPSU-0104	[***]	[***]	[***]	[***]	[***]	[***]
	IB-X6-FANNPE-0122	[***]	[***]	[***]	[***]	[***]	[***]
	IB-X6-FANNPI-0122	[***]	[***]	[***]	[***]	[***]	[***]
X6-4 / 8961-F04	IB-X64-0126	[***]	[***]	[***]	[***]	[***]	[***]
X6-4 / 8961-F04	IB-X64GEN5ICLKIT-01-M	[***]	[***]	[***]	[***]	[***]	[***]
X6-4 / 8961-F04	IB-X64GEN5ICLKIT-2KM-01-M	[***]	[***]	[***]	[***]	[***]	[***]
	IB-X64ICLKIT-2KM-01-M	[***]	[***]	[***]	[***]	[***]	[***]
X6-4 / 8961-F04	IB-X64ICLKIT-100M-01-M	[***]	[***]	[***]	[***]	[***]	[***]
	IB-X64ICLKIT-100M-02-M	[***]	[***]	[***]	[***]	[***]	[***]
X6-8 / 8961-F08	IB-X68GEN5ICLKIT-01-M	[***]	[***]	[***]	[***]	[***]	[***]
X6-8 / 8961-F08	IB-X68GEN5ICLKIT-2KM-01-M	[***]	[***]	[***]	[***]	[***]	[***]
	IB-X68ICLKIT-2KM-01-M	[***]	[***]	[***]	[***]	[***]	[***]
X6-8 / 8961-F08	IB-X68ICLKIT-100M-01-M	[***]	[***]	[***]	[***]	[***]	[***]
	IB-X68ICLKIT-100M-02-M	[***]	[***]	[***]	[***]	[***]	[***]
FRU: BLADES & OPTIONS (X6-4 and X6-8 / 8961-F04 and 8961-F08)
	XIB-CPX6-0103	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-SX6-0000	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-USB-4GB	[***]	[***]	[***]	[***]
	XIB-X6-0124	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-X6-0128	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-X6-0130	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-X6-0148	[***]	[***]	[***]	[***]	[***]	[***]
FRU: X6-4 / 8961-F04	XIB-X64-0105	[***]	[***]	[***]	[***]	[***]	[***]
FRU: X6-4 / 8961-F04	XIB-X64-0106	[***]	[***]	[***]	[***]	[***]	[***]
FRU: X6-4 / 8961-F04	XIB-X64-0123	[***]	[***]	[***]	[***]	[***]	[***]
FRU: X6-4 / 8961-F04	XIB-X64-0126	[***]	[***]	[***]	[***]	[***]	[***]
FRU: X6-8 / 8961-F08	XIB-X68-0105	[***]	[***]	[***]	[***]	[***]	[***]
FRU: X6-8 / 8961-F08	XIB-X68-0106	[***]	[***]	[***]	[***]	[***]	[***]
FRU: X6-8 / 8961-F08	XIB-X68-0123	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-X6-FANNPE-0122	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-X6-FANNPI-0122	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-X6-RACNPEPSU-0104	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-X6-RACNPIPSU-0104	[***]	[***]	[***]	[***]	[***]	[***]
SOFTWARE ORDERABLES
	IB-CHASIR128POD-01-M	[***]	[***]	[***]	[***]	[***]	[***]

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW1) - AMENDMENT 52
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
TABLE 3: Transceivers & Cables
Date: JUNE 9, 2017 FINAL

Supplier Part Number		Buyer Part Number				- M
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	TOTAL UNIT PRICE	Software Maintenance (included in Total Unit Price)	Out of Warranty Pricing
TRANSCEIVERS & CABLES (Refer to END OF LIFE Section for EOL part numbers)
	IB-000139	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000141	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000142	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000143	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000144	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000146	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000153	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000157	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000163	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000164	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000172	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000174	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000181	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000182	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000183	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000190 Jul 21, 2016 = IB-B-000190	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000192	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000193	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000198	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000199	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000217	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000218	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000245	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000255	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000258	[***]	[***]	[***]	[***]	[***]	[***]
	IB-001180	[***]	[***]	[***]	[***]	[***]	[***]
	IB-10G-SFPP-USR	[***]	[***]	[***]	[***]	[***]	[***]
	IB-10G-SFPP-USR-8	[***]	[***]	[***]	[***]	[***]	[***]
	IB-40G-QSFP-LR4	[***]	[***]	[***]	[***]	[***]	[***]
	IB-40G-QSFP-SR4	[***]	[***]	[***]	[***]	[***]	[***]
TRANSCEIVERS (GEN 6)
	IB-000212	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000213	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000238	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000239	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000268	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000275	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000285	[***]	[***]	[***]	[***]	[***]	[***]
TRANSCEIVERS (FRU'S)
	XIB-000139	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-000142	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-000144	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-000146	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-000153	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-000163	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-000174	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-000182	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-000190 Jan 30, 2016 = XIB-B-000190	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-000192	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-000198	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-000217	[***]	[***]	[***]	[***]	[***]	[***]

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW1) - AMENDMENT 52
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
TABLE 3: Transceivers & Cables
Date: JUNE 9, 2017 FINAL

Supplier Part Number		Buyer Part Number				- M
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	TOTAL UNIT PRICE	Software Maintenance (included in Total Unit Price)	Out of Warranty Pricing
	XIB-000218	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-000245	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-000255	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-000258	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-001180	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-10G-SFPP-USR	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-40G-QSFP-LR4	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-40G-QSFP-SR4	[***]	[***]	[***]	[***]	[***]	[***]
FRU'S (GEN 6)
	XIB-000212	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-000238	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-000268	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-000275	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-000285	[***]	[***]	[***]	[***]	[***]	[***]

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW1) - AMENDMENT 52
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
TABLE 4: RMA Only
Date: JUNE 9, 2017 FINAL

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Out of Warranty
DIRECTOR PRODUCTS (part numbers for DCX RMA purposes only)
	XIB-DCX-0101		[***]	[***]	[***]
	XIB-DCX-0102		[***]	[***]	[***]
	XIB-DCX-0148		[***]	[***]	[***]

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW1) - AMENDMENT 52
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
TABLE 5: End of Life
Date: JUNE 9, 2017 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [***] Months (included in unit price of product)	Out of Warranty Pricing
1Gbit/sec Switch Products and Software
	IB-228011-01		[***]	[***]	[***]
	IB-228001-04		[***]	[***]	[***]
	IB-228002-05		[***]	[***]	[***]
	IB-200032-05		[***]	[***]	[***]
SW2400 & SW2800
SW2400	IB-2401-0001		[***]	[***]	[***]
SW2800	IB-2801-0001		[***]	[***]	[***]
	XIB-000001		[***]	[***]	[***]
	XIB-000002		[***]	[***]	[***]			[***]
	XIB-000003		[***]	[***]	[***]
	XIB-000004		[***]	[***]	[***]
	XIB-000005		[***]	[***]	[***]			[***]
	XIB-000006		[***]	[***]	[***]
	XIB-000007		[***]	[***]	[***]
2Gbit/sec Switch Products and Software
SW3200
	IB-3200-0000	[***]	[***]	[***]	[***]			[***]
	IB-3200-0001	[***]	[***]	[***]	[***]			[***]
SW3800
	IB-3801-0000	[***]	[***]	[***]	[***]
	XIB-3800-0001		[***]	[***]	[***]			[***]
	XIB-3800-0002		[***]	[***]	[***]			[***]
	XIB-3800-0003		[***]	[***]	[***]			[***]
SW3900
	IB-3902-0000	[***]	[***]	[***]	[***]
	XIB-3900-0001		[***]	[***]	[***]			[***]
	XIB-3900-0002		[***]	[***]	[***]			[***]
	XIB-3900-0003		[***]	[***]	[***]			[***]
SW3900 SOFTWARE ORDERABLES
	IB-3900EXF-03		[***]	[***]	[***]
	IB-3900EXF-10	[***]	[***]	[***]	[***]
	IB-3900PRF-10	[***]	[***]	[***]	[***]
	IB-3900RSW-03		[***]	[***]	[***]
	IB-3900RSW-10	[***]	[***]	[***]	[***]
	IB-3900SEC-01		[***]	[***]	[***]
	IB-3900SEC-10-M	[***]	[***]	[***]	[***]	[***]
	IB-3900TRK-10	[***]	[***]	[***]	[***]
	IB-MIDRCUP-10-M	[***]	[***]	[***]	[***]	[***]
	IB-MIDRCUS-10-M	[***]	[***]	[***]	[***]	[***]
SW325x & SW385x
SW3252	IB-3252-0000-B	[***]	[***]	[***]	[***]	[***]		[***]
SW3252	IB-3252-D0000-B	[***]	[***]	[***]	[***]	[***]		[***]
SW3854	IB-3854-0000-B	[***]	[***]	[***]	[***]	[***]		[***]
SW3854	IB-3854-D0000-B	[***]	[***]	[***]	[***]	[***]		[***]
	XIB-3252-0000		[***]	[***]	[***]			[***]

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW1) - AMENDMENT 52
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
TABLE 5: End of Life
Date: JUNE 9, 2017 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [***] Months (included in unit price of product)	Out of Warranty Pricing
	XIB-3252-D0000		[***]	[***]	[***]			[***]
	XIB-3854-0000		[***]	[***]	[***]			[***]
	XIB-3854-D0000		[***]	[***]	[***]			[***]
4Gbit/sec Switch Products and Software
SW210E
	IB-210E-0000-B IB-210E-R0000-M	[***]	[***]	[***]	[***]	[***]		[***]
	IB-210E-1000-B IB-210E-R1000-M	[***]	[***]	[***]	[***]	[***]		[***]
	XIB-210E-0000 XIB-210E-R0000		[***]	[***]	[***]			[***]
	XIB-210E-1000 XIB-210E-R1000		[***]	[***]	[***]			[***]
SW210E SOFTWARE ORDERABLES
	IB-SMEDEPT-10	[***]	[***]	[***]	[***]
	IB-SMEDEPT-20	[***]	[***]	[***]	[***]
	IB-SMEDFWH-01	[***]	[***]	[***]	[***]
	IB-SMEDEXF-01	[***]	[***]	[***]	[***]
SW4100
	IB-4120-0000-B IB-4120-R0000-M	[***]	[***]	[***]	[***]	[***]		[***]
	IB-4120-1000-B IB-4120-R1000-M	[***]	[***]	[***]	[***]	[***]		[***]
	XIB-4120-0000 XIB-4120-R0000		[***]	[***]	[***]			[***]
	XIB-4120-1000 XIB-4120-R1000		[***]	[***]	[***]			[***]
	XIB-4100-0003 XIB-4100-R0003		[***]	[***]	[***]
	XIB-4100-0004 XIB-4100-R0004		[***]	[***]	[***]
SW4900
	IB-4920-0000-M	[***]	[***]	[***]	[***]	[***]		[***]
	XIB-4920-0000		[***]	[***]	[***]			[***]
	XIB-4900-0004		[***]	[***]	[***]
	IB-4900POD-01	[***]	[***]	[***]	[***]
	IB-MENTSEC-10-M	[***]	[***]	[***]	[***]	[***]
	IB-MENTTPM-01	[***]	[***]	[***]	[***]
	IB-MENTTRK-10	[***]	[***]	[***]	[***]
	IB-MENTPRF-10	[***]	[***]	[***]	[***]
	IB-MENTEXF-10	[***]	[***]	[***]	[***]
	IB-MENTCUP-01-M	[***]	[***]	[***]	[***]	[***]
BROCADE 5000
	IB-5020-0000-M	[***]	[***]	[***]	[***]	[***]		[***]
	IB-5020-1000-M	[***]	[***]	[***]	[***]	[***]		[***]
	XIB-5020-0000		[***]	[***]	[***]			[***]
	XIB-5020-1000		[***]	[***]	[***]			[***]
	XIB-5000-0003		[***]	[***]	[***]
SW7500
	IB-7500-0000-M	[***]	[***]	[***]	[***]	[***]		[***]
	XIB-7500-0000		[***]	[***]	[***]			[***]

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW1) - AMENDMENT 52
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
TABLE 5: End of Life
Date: JUNE 9, 2017 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [***] Months (included in unit price of product)	Out of Warranty Pricing
	XIB-7500-0004		[***]	[***]	[***]
	XIB-MIDR-0003		[***]	[***]	[***]
	IB-7500FCI-01-M IB-7500FCI-02-M (12/1/06)	[***]	[***]	[***]	[***]	[***]
BROCADE 7500E
	IB-7500E-0000-M	[***]	[***]	[***]	[***]	[***]		[***]
	XIB-7500E-0000		[***]	[***]	[***]			[***]
	XIB-MIDR-0003		[***]	[***]	Refer to SW7500 section for price
	XIB-7500-0004		[***]	[***]	Refer to SW7500 section for price
	IB-MIDRCUP-10-M	[***]	[***]	[***]	Refer to SW3900 section for price
	IB-3900PRF-10	[***]	[***]	[***]	Refer to SW3900 section for price
	IB-3900TRK-10	[***]	[***]	[***]	Refer to SW3900 section for price
8Gbit/sec Switch Products and Software
BROCADE 300
BROCADE 300 BUNDLED WITH SFP'S
	IB-320-0004-M		[***]	[***]	[***]	[***]
	IB-310-1004-M		[***]	[***]	[***]	[***]
	IB-310-1008-M		[***]	[***]	[***]	[***]
BROCADE 300 FRU's
	XIB-310-1000		[***]	[***]	[***]			[***]
BROCADE 300 SOFTWARE ORDERABLES
	IB-SMEDEBI2-01 Dec 3, 2013 = IB-SMEDEBI2-02	[***]	[***]	[***]	[***]
	IB-SMEDPOD4-01		[***]	[***]	[***]
BROCADE 5100
BROCADE 5100 BUNDLED WITH SFP'S
	IB-5120-0008-M		[***]	[***]	[***]	[***]
	IB-5120-1008-M		[***]	[***]	[***]	[***]
	IB-5120-0004-M		[***]	[***]	[***]	[***]
	IB-5120-1004-M		[***]	[***]	[***]	[***]
BROCADE 5100 FRU's
	XIB-5120-0000		[***]	[***]	[***]			[***]
	XIB-5120-1000		[***]	[***]	[***]			[***]
BROCADE 5100 SOFTWARE ORDERABLES
	IB-MIDRPOD4-01		[***]	[***]	[***]
BROCADE 5300
	IB-5320-0000-M	2498-B80	[***]	[***]	[***]	[***]		[***]
BROCADE 5300 BUNDLED WITH SFP'S
	IB-5320-0004-M		[***]	[***]	[***]	[***]
	IB-5320-0008-M		[***]	[***]	[***]	[***]
BROCADE 5300 FRU's
	XIB-5320-0000		[***]	[***]	[***]			[***]
	XIB-MIDR-0003		[***]	[***]
	XIB-5300-0001		[***]	[***]	[***]
BROCADE 5300 SOFTWARE ORDERABLES

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW1) - AMENDMENT 52
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
TABLE 5: End of Life
Date: JUNE 9, 2017 FINAL

	Supplier Part Number	Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [***] Months (included in unit price of product)	Out of Warranty Pricing
	IB-MENTPOD4-01		[***]	[***]	[***]
16Gbit/sec Switch Products
BROCADE 6505 Switch (IBM 2498-F24G / 249824G / 2498-X24)
	IB-6505-12-G16-0R-W-U	2498-F24	[***]	[***]	[***]		[***]	[***]
	IB-6505-12-G8-0R-W-U	2498-F24	[***]	[***]	[***]		[***]	[***]
	IB-6505-12-16G-0R-W-U	249824G/X24	[***]	[***]	[***]		[***]	[***]
	IB-6505-12-8G-0R-W-U	249824G/X24	[***]	[***]	[***]		[***]	[***]
BROCADE 6505 Switch (IBM 2498-F24 / 249824G / 2498-X24) FRU'S
	XIB-6505-12-0000-0R	N/A	[***]	[***]	[***]			[***]
	XIB-6505-12-1000-0R	N/A	[***]	[***]	[***]			[***]
BROCADE 6505 Switch (IBM 2498-F24 / 249824G / 2498-X24) SOFTWARE ORDERABLES
	IB-SMEDEBIB2-01 Oct 30, 2012 = IB-SMEDEBIB3-01	FC 7211 Mar 7, 2013: FC7214	[***]	[***]	[***]
BROCADE 6510 Switch (IBM 2498-F48) SOFTWARE ORDERABLES
	IB-MIDREBIB-01 Sep 15, 2012 = IB-MIDREBIB2-01	FC 7414	[***]	[***]	[***]
BROCADE 6520 Switch (IBM 2498-F96 and IBM 2498-N96)
BROCADE 6520 Switch (IBM 2498-F96 and IBM 2498-N96) SOFTWARE ORDERABLES
	IB-MENTEB4-01	FC 7814	[***]	[***]	[***]
FCoE Switch Products and Software
BROCADE 8000
	IB-8000-0018-W-U	N/A	[***]	[***]	[***]		[***]	[***]
	IB-8000-1018-W-U	N/A	[***]	[***]	[***]		[***]	[***]
BROCADE 8000 FRU's
	XIB-8000-0000	N/A	[***]	[***]	[***]			[***]
	XIB-8000-1000	N/A	[***]	[***]	[***]			[***]
	XIB-350WPS-0001	N/A	[***]	[***]	[***]
BROCADE 8000 (CEE Only)
	IB-8000-0001-W-U	NA	[***]	[***]	[***]		[***]	[***]
BROCADE 8000 CEE Only FRU's
	XIB-8000-0010	N/A	[***]	[***]	[***]			[***]
BROCADE 8000 CEE Only (Accessories, FRU's, SOFTWARE ORDERABLES)
	IB-CNVSVC-0001	N/A	[***]	[***]	[***]
EXTENSION PRODUCTS
BROCADE 7800 Extension Switch
BROCADE 7800 SOFTWARE ORDERABLES
	IB-EXTSAFI-01-M	[***]	[***]	[***]	[***]	[***]
ENCRYPTION PRODUCTS
BROCADE ENCRYPTION SWITCH (IBM 2498-E32)
	IB-BES20-0008-W-U	NA	[***]	[***]	[***]		[***]	[***]
BROCADE FS8-18 ENCRYPTION BLADE
	IB-FS818-0001-M Nov 1, 2010 = IB-FS818-0010-M	FC 3895	[***]	[***]	[***]	[***]		[***]
BROCADE ENCRYPTION SWITCH AND FS8-18 ENCRYPTION BLADE FRU's

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW1) - AMENDMENT 52
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
TABLE 5: End of Life
Date: JUNE 9, 2017 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [***] Months (included in unit price of product)	Out of Warranty Pricing
	XIB-BES-0000	N/A	[***]	[***]	[***]			[***]
	XIB-FS818-0001	N/A	[***]	[***]	[***]			[***]
	XIB-001173	N/A	[***]	[***]	[***]
BROCADE ENCRYPTION PRODUCTS - SOFTWARE ORDERABLES
	IB-MENTEBIB-02	FC 7811	[***]	[***]	[***]

MULTI-PROTOCOL ROUTER
SW7420
	IB-7422-D0100-B IB-7422-R0100-M	2109-A16	[***]	[***]	[***]	[***]		[***]
	IB-7420POD-10	FC 7901	[***]	[***]	[***]
	IB-7420POD-20	FC 7902	[***]	[***]	[***]
	XIB-7422-0100 XIB-7422-R0100		[***]	[***]	[***]			[***]
	XIB-7420-0004 XIB-7420-R0004		[***]	[***]	[***]
	XIB-7420-0005 XIB-7420-R0005		[***]	[***]	[***]

DIRECTOR PRODUCTS AND SOFTWARE
SW12000
	IB-12000-0003	2109-M12	[***]	[***]	[***]
	IB-12000-0201		[***]	[***]	[***]			[***]
	XIB-12000-0010		[***]	[***]	[***]
	XIB-12000-0103		[***]	[***]	[***]			[***]
	XIB-12000-0120 XIB-12000-R0120		[***]	[***]	[***]
	XIB-12000-0122 XIB-12000-R0122		[***]	[***]	[***]
	XIB-12000-0123 XIB-12000-R0123		[***]	[***]	[***]
	XIB-12000-0124 XIB-12000-R0124		[***]	[***]	[***]
	XIB-12000-0127		[***]	[***]	[***]
	XIB-12000-0128		[***]	[***]	[***]
	XIB-12000-0131		[***]	[***]	[***]
	XIB-12000-0132		[***]	[***]	[***]
	XIB-12000-0201		[***]	[***]	[***]			[***]
	IB-1200CUP-10-M		[***]	[***]	[***]	[***]
	IB-1200CUP-20-M		[***]	[***]	[***]	[***]
	IB-1200CUS-10-M		[***]	[***]	[***]	[***]
	IB-1200CUS-20-M		[***]	[***]	[***]	[***]
	IB-1200EXF-03		[***]	[***]	[***]
	IB-1200RSW-03		[***]	[***]	[***]
	IB-1200SEC-01		[***]	[***]	[***]
	IB-1200SEC-01-M		[***]	[***]	[***]	[***]
SW24000
	IB-24000-0003-B	2109-M14	[***]	[***]	[***]	[***]
	IB-24000-0201		[***]	[***]	[***]			[***]

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW1) - AMENDMENT 52
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
TABLE 5: End of Life
Date: JUNE 9, 2017 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [***] Months (included in unit price of product)	Out of Warranty Pricing
	IB-24000-0301-B		[***]	[***]	[***]	[***]
	XIB-24000-0010		[***]	[***]	[***]
	XIB-24000-0103		[***]	[***]	[***]			[***]
	XIB-24000-0127		[***]	[***]	[***]
	XIB-24000-0130 XIB-24000-R0130		[***]	[***]	[***]
	XIB-24000-0201		[***]	[***]	[***]			[***]
SW48000
	IB-48000-0000-B IB-48000-R0000-M	2109-M48	[***]	[***]	[***]	[***]
	IB-48000-0101 IB-48000-R0101	FC 3416	[***]	[***]	[***]			[***]
	IB-48000-0102 IB-48000-R0102	FC 3432	[***]	[***]	[***]			[***]
	XIB-48000-0010 XIB-48000-R0010		[***]	[***]	[***]
	XIB-48000-0101 XIB-48000-R0101		[***]	[***]	[***]			[***]
	XIB-48000-0102 XIB-48000-R0102		[***]	[***]	[***]			[***]
	XIB-48000-0103 XIB-48000-R0103		[***]	[***]	[***]			[***]
	XIB-48000-0105 XIB-48000-R0105		[***]	[***]	[***]
	XIB-48000-0111 XIB-48000-R0111		[***]	[***]	[***]
	XIB-48000-0128 XIB-48000-R0128		[***]	[***]	[***]
	IB-48000-0150-M	FC 3450	[***]	[***]	[***]	[***]		[***]
	XIB-48000-0150		[***]	[***]	[***]			[***]
	IB-48000-0148	FC 3448	[***]	[***]	[***]			[***]
	IB-48000-0140	FC 3449	[***]	[***]	[***]
	XIB-48000-0148		[***]	[***]	[***]			[***]
	IB-48000-0152-M	FC 3460	[***]	[***]	[***]	[***]		[***]
	XIB-48000-0152		[***]	[***]	[***]
	IB-48000-0153-M	FC 3470	[***]	[***]	[***]	[***]		[***]
	XIB-48000-0153		[***]	[***]	[***]
	IB-48000-0303 IB-48000-R0303	FC 4444	[***]	[***]	[***]
	IB-48KCUP-01-M	FC 7831	[***]	[***]	[***]	[***]
	IB-48KCUS-01-M	FC 7833	[***]	[***]	[***]	[***]
	IB-48KEXF-01	FC 7803	[***]	[***]	[***]
	IB-48KRSW-01	FC 7802	[***]	[***]	[***]
	IB-48KSEC-01-M	FC 7823	[***]	[***]	[***]	[***]
	IB-48000-R0104	FC 7840	[***]	[***]	[***]
	IB-48KFCI-01-M IB-48KFCI-02-M	FC 7827	[***]	[***]	[***]	[***]
	IB-48KFIA-01-M	FC 7838	[***]	[***]	[***]	[***]
BROCADE DCX-4S
	IB-DCX4S-0002-W-U	2499-192	[***]	[***]	[***]		[***]	[***]
BROCADE DCX-4S - FRU's
	XIB-DCX4S-0106	N/A	[***]	[***]	[***]			[***]

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW1) - AMENDMENT 52
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
TABLE 5: End of Life
Date: JUNE 9, 2017 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [***] Months (included in unit price of product)	Out of Warranty Pricing
	XIB-DCX4S-0010	N/A	[***]	[***]	[***]			[***]
	XIB-000305	N/A	[***]	[***]	[***]
BROCADE DCX (DATA CENTER BACKBONE)
	IB-DCX-0001-M		[***]	[***]	[***]	[***]
	IB-DCX-0107	FC 7870	[***]	[***]	[***]
	IB-DCX-0101	FC 3816	[***]	[***]	[***]			[***]
	IB-DCX-0102	FC 3832	[***]	[***]	[***]			[***]
	IB-DCX-0148	FC 3848	[***]	[***]	[***]			[***]
DCX BLADE - BUNDLED WITH SFP'S
	IB-DCX-2101		[***]	[***]	[***]
	IB-DCX-2102		[***]	[***]	[***]
	IB-DCX-2148		[***]	[***]	[***]
	IB-DCX-3101		[***]	[***]	[***]
	IB-DCX-3102		[***]	[***]	[***]
	IB-DCX-3148		[***]	[***]	[***]
	IB-DCX-5101		[***]	[***]	[***]
	IB-DCX-5102		[***]	[***]	[***]
	IB-DCX-5148		[***]	[***]	[***]
	IB-DCX-2164	FC 3864	[***]	[***]	[***]			[***]
DCX - SOFTWARE ORDERABLES
	IB-DCX8LICL-01	[***]	[***]	[***]	[***]
	IB-DCXICL-01	[***]	[***]	[***]	[***]
DCX - FRU's
	XIB-DCX-0010		[***]	[***]	[***]
	XIB-DCX-0106		[***]	[***]	[***]			[***]
	XIB-DCX-0107		[***]	[***]	[***]
	XIB-DCX-0164	N/A	[***]	[***]	[***]			[***]
DCX BLADE - BUNDLED WITH SFP'S
	IB-DCX-1101		[***]	[***]	[***]
	IB-DCX-1102		[***]	[***]	[***]
	IB-DCX-1148		[***]	[***]	[***]
	IB-DCX-4101		[***]	[***]	[***]
	IB-DCX-4102		[***]	[***]	[***]
	IB-DCX-4148		[***]	[***]	[***]
BROCADE FX8-24 DCX EXTENSION BLADE
	IB-FX824-0001-M	FC 3890	[***]	[***]	[***]	[***]		[***]
BROCADE FX8-24 DCX EXTENSION BLADE
	IB-FX824-0001-M	FC 3890	[***]	[***]	[***]	[***]		[***]
BROCADE FX8-24 DCX EXTENSION BLADE - FRU's
	XIB-FX824-0000	N/A	[***]	[***]	[***]			[***]
BROCADE FCoE 10-24 DCX Blade
	IB-FCOE10-2400-M Nov 1, 2010 = IB-FCOE10-2410-M	FC 3880	[***]	[***]	[***]	[***]		[***]
BROCADE FCoE 10-24 DCX Blade - FRU's
	XIB-FCOE10-2400	N/A	[***]	[***]	[***]			[***]
16Gbit/sec DIRECTORS

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4999RO0022 (SOW1) - AMENDMENT 52
SCHEDULE 1 TO EXHIBIT A - Product Price List and Description
TABLE 5: End of Life
Date: JUNE 9, 2017 FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Model	Brocade P/N	IBM Model or FC #	IBM PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [***] Months (included in unit price of product)	Out of Warranty Pricing
BLADES & ACCESSORIES FOR SAN384B-2 (2499-416) AND SAN768B-2 (2499-816)
ACCESSORIES & FRU's
	IB-DCXICLKIT-01-M	FC 7871	[***]	[***]	[***]	[***]
BLADES & ACCESSORIES FOR SAN384B-2 (2499-416) AND SAN768B-2 (2499-816)
	IB-FS818-0020-M	FC 3895	[***]	[***]	[***]	[***]		[***]
	IB-DCX8510-2032	N/A	[***]	[***]	[***]			[***]
	IB-DCX8510-2048	N/A	[***]	[***]	[***]			[***]
	IB-DCX8514-0150	FC 3016	[***]	[***]	[***]			[***]
	IB-DCX8518-0150	FC 3017	[***]	[***]	[***]			[***]
BLADE FRU'S
	XIB-DCX8510-2032 Effective 3/1/12: XIB-DCX8510-0032	N/A	[***]	[***]	[***]			[***]
	XIB-DCX8510-2048 Effective 3/1/12: XIB-DCX8510-0048	N/A	[***]	[***]	[***]			[***]

FABRIC MANAGER
	BR-CD-FMG3.0.2		[***]	[***]	[***]
	IB-FMG4-0001-S		[***]	[***]	[***]	[***]
	IB-FMG4-7000-S		[***]	[***]	[***]	[***]
	IB-FMG4-0010-S		[***]	[***]	[***]	[***]
	IB-FMG4-9000-S		[***]	[***]	[***]	[***]

TRANSCEIVERS
	IB-000147	FC 2801	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000148	FC 2808	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000228	FC 7868	[***]	[***]	[***]	[***]	[***]	[***]
	IB-000300	FC 2550	[***]	[***]	[***]	[***]	[***]	[***]
TRANSCEIVERS (FRU'S)
	XIB-000147	N/A	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-000232	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-000160	N/A	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-000228	N/A	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-000300	N/A	[***]	[***]	[***]	[***]	[***]	[***]
CABLES
	IB-TWX-0101	FC 2711	[***]	[***]	[***]	[***]	[***]	[***]
	IB-TWX-0108	FC 2718	[***]	[***]	[***]	[***]	[***]	[***]
	IB-TWX-0301	FC 2731	[***]	[***]	[***]	[***]	[***]	[***]
	IB-TWX-0308	FC 2738	[***]	[***]	[***]	[***]	[***]	[***]
	IB-TWX-0501	FC 2751	[***]	[***]	[***]	[***]	[***]	[***]
	IB-TWX-0508	FC 2758	[***]	[***]	[***]	[***]	[***]	[***]
CABLES (FRU'S)
	XIB-TWX-0101	N/A	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-TWX-0301	N/A	[***]	[***]	[***]	[***]	[***]	[***]
	XIB-TWX-0501	N/A	[***]	[***]	[***]	[***]	[***]	[***]

Brocade and IBM Confidential Information

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.